THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO THE PROSPECTUSES DATED JUNE 1, 2025

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II
SURVIVORSHIP VARIABLE UNIVERSAL LIFE PLUS

This Supplement updates certain information in the most recent Statutory Prospectus and Initial Summary Prospectus, as applicable, for the above-referenced variable life policy (the "Policy") and any supplements to the Statutory Prospectus and Initial Summary Prospectus (together the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any Prospectus or supplements without charge upon request.
There is No Death Benefit Guarantee Offered Under This Policy. In that regard, the following changes are made to the Initial Summary Prospectus to accurately describe the policy type, remove all Death Benefit Guarantee references, and enhance disclosure.
The first sentence of the first paragraph under the “Summary Prospectus for New Investors June 1, 2025” on the Cover Page of the Initial Summary Prospectus is restated as follows:
“This Summary Prospectus summarizes key features of your individual flexible premium survivorship variable universal life policy (the “Policy”).”
The first sentence of the first paragraph under the “Standard Death Benefits” section on page six of the Initial Summary Prospectus is restated as follows:
"The Policy offers three Death Benefit options based on your “Specified Amount,” which is an amount you select, subject to minimums (currently $250,000) and our insurability and other underwriting requirements and the “Minimum Death Benefit,” which is the amount required by federal tax law to maintain the Policy as a life insurance contract."
The second sentence of the second paragraph under the “Standard Death Benefits” section on page six of the Initial Summary Prospectus is restated as follows:
The Death Benefit is usually payable within seven days after we receive satisfactory proof of the second Insured’s death and is calculated as of the date of the second Insured’s death.”
The third sentence of the third paragraph under the "Standard Death Benefits" section on page seven of the Initial Summary Prospectus is restated as follows:
"We will permit an increase only if, at the time requested, the insurance in force, as increased, is within our issue limits, our insurability requirements are met, and the increase request is received prior to the Policy Anniversary nearest the older Insured’s 85th birthday."
The fifth paragraph under the “Standard Death Benefits” section on page seven of the Initial Summary Prospectus is restated as follows:
“After a Policy is issued, you may change the Policy’s Death Benefit option or change the Specified Amount, generally upon written request, subject to our approval.”
The second paragraph under the “Buying the Policy” section on page nine of the Initial Summary Prospectus is restated as follows:
A minimum initial Premium Payment (based on age, underwriting classification, and your Specified Amount), is required to put the Policy in force. Although you must make sufficient Premium Payments to keep the Policy in force, after issue there is no required schedule or amount of Premium Payments required. In addition to restrictions on transfers among investment options (including the SAS Account), there are restrictions on the timing and amounts that can be allocated or transferred to the SAS Account as noted below:

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No amount may be allocated or transferred into the SAS Account if such allocation or transfer would cause the sum of the amounts in the SAS Account to exceed the limits described in the Policy;
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No Net Premiums may be allocated, or amounts transferred, to the SAS Account if such allocation or transfer would cause the percent of Net Premiums that may be allocated and/or transferred, as applicable, to the SAS Account to exceed the limits described in the Policy;
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No amounts may be allocated or transferred to the SAS Account if the current declared annual effective interest rate for the Tier Two Balance of the SAS Account is not greater than the minimum guaranteed annual effective interest rate for the Tier Two Balance.
The first sentence of the first paragraph under the “How Your Policy Can Lapse” section on page nine of the Initial Summary Prospectus is restated as follows:
“If the Cash Surrender Value is less than Monthly Policy Charges as of a Monthly Processing Date, your Policy will enter a 61-day Policy Grace Period.”
The third bullet of the second paragraph under the “Making Withdrawals: Accessing Money in Your Policy” section on page nine of the Initial Summary Prospectus is restated as follows:
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reduce the Cash Surrender Value to less than the sum of three times the most recent Monthly Policy Charge and any applicable service charge.
The Current Charge for the Surrender Charge under the “Transaction Fees” section on page 11 of the Initial Summary Prospectus is restated as follows:
50% in Policy Year 1 of the Target Premium, grading down monthly in Policy Year 2-10 to 0%
The Guaranteed Maximum Charge for the Percent of Contract Fund Value Charge under the "Periodic Charges (Other than Portfolio Operating Expenses)" section on page 12 of the Initial Summary Prospectus is restated as follows:
All Policy Years: 0.60% annually (0.05% monthly rate) of Contract Fund Value
The following changes apply to both the Statutory Prospectus and the Initial Summary Prospectus:
Sub-Adviser Change for Domestic Equity Portfolio
Effective July 31, 2025, Putnam Investment Management, LLC replaced Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, as the sub-adviser for the Domestic Equity Portfolio. Please note that with respect to this change, some systems and forms may temporarily reference the previous sub-adviser for this Portfolio.
Fee Waiver Change for Emerging Markets Equity Portfolio
Effective August 1, 2025, the Current Expenses for the Emerging Markets Equity Portfolio as set forth in Appendix A has changed from 0.89%1 to 0.79%1.
Portfolio Name Change for Active/Passive All Equity Portfolio
Effective on or about September 30, 2025, the name of the Active/Passive All Equity Portfolio will be changed to “Active/Passive Very Aggressive Portfolio”. The Cover Sheet and Appendix A of the Prospectuses are amended to replace “Active/Passive All Equity Portfolio” with “Active/Passive Very Aggressive Portfolio (“Active/Passive All Equity Portfolio” until 09/30/2025)”. Please note that with respect to this change, some systems and forms may temporarily reference the previous Portfolio name.
Portfolio Name Change for Sustainable Equity Portfolio
Effective July 28, 2025, the name of the Sustainable Equity Portfolio changed to “Quality Equity Portfolio”. The Cover Sheet and Appendix A of the Prospectuses are amended to replace “Sustainable Equity Portfolio” with “Quality Equity Portfolio (formerly “Sustainable Equity Portfolio”)”. Please note that with respect to this change, some systems and forms may temporarily reference the previous Portfolio name.

In light of the above changes, in APPENDIX A—Portfolios Available under Your Policy, the following rows in the table are amended to contain the following information.
Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
				1 Year	5 Year	10 Year
Long-term growth of capital and income	Domestic Equity Portfolio[2]	MSA/ Putnam Investment Management, LLC	0.50%[1]	7.07%	5.90%	7.40%
Capital appreciation	Emerging Markets Equity Portfolio[2]	MSA/abrdn Investments Limited	0.79%[1]	4.02%	0.12%	2.50%
Long-term growth of capital	Active/Passive Very Aggressive Portfolio[2] (“Active/Passive All Equity Portfolio” until 09/30/2025)	MSA	0.66%[1]	N/A	N/A	N/A
Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s environmental, social and governance criteria	Quality Equity Portfolio[12] (formerly “Sustainable Equity Portfolio”)	Neuberger Berman Investment Advisers LLC	0.89%	25.84%	13.97%	11.44%
This Supplement is dated August 7, 2025.